UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2016

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey H. Coats

On January 21, 2016, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), recommended to the Company’s Board of Directors (“Board”), and the Board approved (with Mr. Coats not participating the vote), amendments to the Second Amended and Restated Employment Agreement dated as of April 3, 2014 (“Coats Employment Agreement”) with Mr. Jeffrey H. Coats, the Company’s Chief Executive Officer and President.

The amendments to the Coats Employment Agreement provide for: (i) an increase of $55,000 in Mr. Coats’ base annual salary from $495,000 to $550,000; and (ii) an increase in Mr. Coats’ annual incentive bonus opportunity target from 85% to 100% of his base annual salary.

Mr. Coats was also granted stock options (“Service-Based Vesting Options”) to purchase 150,000 shares of Autobytel common stock, $0.0001 par value (“Common Stock”), at an exercise price of $17.09 per share. The Service-Based Vesting Options will become vested and exercisable in accordance with the following vesting schedule: (i) thirty-three and one-third percent (33 1/3%) will vest and become exercisable on the first anniversary after the January 21, 2016 grant date (“Grant Date”); and (ii) one thirty-sixth (1/36th) will vest and become exercisable on each successive monthly anniversary thereafter for the following twenty-four (24) months ending on the third anniversary of the Grant Date. The Service-Based Vesting Options expire on the seventh anniversary of the Grant Date. Vesting of the Service-Based Vesting Options will be accelerated upon the occurrence of: (i) a termination of Mr. Coats’ employment with the Company by the Company without cause or by Mr. Coats for good reason; (ii) upon Mr. Coats’ death or disability; or (iii) upon a change in control of the Company coupled with a termination of Mr. Coats’ employment with the Company by the Company without cause or by Mr. Coats for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement.

  In addition, Mr. Coats was granted stock options (“Stock Price-Based Vesting Options”) to purchase 100,000 shares of Common Stock at an exercise price of $17.09. The Stock Price-Based Vesting Options will become vested and exercisable in accordance with the following vesting schedule: (i) thirty-three and one-third percent (33 1/3%) will vest and become exercisable on the first annivesary after the Grant Date; and (ii) one thirty-sixth (1/36th) will vest and become exercisable on each successive monthly anniversary thereafter for the following twenty-four (24) months ending on the third anniversary of the Grant Date; provided, however, that in addition to the vesting time schedule, the Stock Price-Based Vesting Options will be subject to the satisfaction of the following additional vesting conditions: (i) with respect to the first one-third (1/3) of the Stock Price-Based Vesting Options, if at any time after the Grant Date and prior to the expiration date of the Stock Price-Based Vesting Options the weighted average closing price of the Common Stock on The Nasdaq Capital Market for the preceding thirty (30) trading days (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of the Common Stock occurring after the issuance date) (“Weighted Average Closing Price”) is at or above Thirty Dollars ($30.00); (ii) with respect to the second one-third (1/3) of the Stock Price-Based Vesting Options, if at any time after the Grant Date and prior to the expiration date the Weighted Average Closing Price is at or above Thirty-Seven Dollars and Fifty Cents ($37.50); and (iii) with respect to the last one-third (1/3) of the Stock Price-Based Vesting Options, if at any time after the Grant Date and prior to the expiration date the Weighted Average Closing Price is at or above Forty-Five Dollars ($45.00). The Stock Price-Based Vesting Options expire on the seventh anniversary of the Grant Date. Vesting of the Stock Price-Based Vesting Options will be accelerated upon the occurrence of: (i) a termination of Mr. Coats’ employment with the Company by the Company without cause or by Mr. Coats for good reason; (ii) upon Mr. Coats’ death or disability; or (iii) upon a change in control of the Company coupled with a termination of Mr. Coats’ employment with the Company by the Company without cause or by Mr. Coats for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement.

The Service-Based Vesting Options and the Stock Price-Based Vesting Options (collectively, the “Coats Stock Options”) were granted under the Company’s 2014 Equity Incentive Plan (“2014 Plan”). As of the Grant Date, the 2014 Plan did not have sufficient shares available for granting under the plan to cover the grant of the Coats Stock Options. As a result, the grant of the Coats Stock Options was made contingent upon the approval by the Company’s stockholders at the Company’s 2016 annual meeting of stockholders (“Annual Meeting”) of an amendment to the 2014 Plan to increase the number of shares available for granting under the Plan in at least a sufficient number to cover the grant of the Coats Stock Options. In the event the stockholders do not approve the foregoing amendment to the 2014 Plan at the Annual Meeting, the Coats Stock Options shall be void and cancelled as of the date of the Annual Meeting.

The foregoing descriptions of the amendment to the Coats Employment Agreement, the Service-Based Vesting Options and the Stock Price-Based Vesting Options are not complete and are qualified in their entirety by reference to the amendment to the Coats Employment Agreement, the Employee Stock Option Award Agreement dated as of January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats and the Employee Stock Option Award Agreement dated as of January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

William Ferriolo

On January 21, 2016, the Compensation Committee approved amendments to the Amended and Restated Letter Agreement dated as of March 31, 2013 (“Ferriolo Employment Agreement”) with Mr. William Ferriolo, the Company’s Executive Vice President, Chief Business Officer. The amendments to the Ferriolo Employment Agreement provide for: (i) an increase of $33,300 in Mr. Ferriolo’s base annual salary from $333,000 to $366,300; and (ii) an increase in Mr. Ferriolo’s annual incentive bonus opportunity target from 55% to 65% of his base annual salary.

The foregoing description of the amendments to the Ferriolo Employment Agreement is not complete and is  qualified in its entirety by reference to the Amendment to the Ferriolo Employment Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

10.1	Amendment No. 1 to Second Amended and Restated Employment Agreement dated as of January 21, 2016, between Autobytel Inc. and Jeffrey H. Coats

10.2	Employee Stock Option Award Agreement dated January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats

10.3	Employee Stock Option Award Agreement dated January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats

10.4	Amendment No. 1 to Amended and Restated Letter Agreement dated January 22, 2016, between Autobytel Inc. and William Ferriolo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2016
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1	Amendment No. 1 to Second Amended and Restated Employment Agreement dated January 21, 2016, between Autobytel Inc. and Jeffrey H. Coats

10.2	Employee Stock Option Award Agreement dated January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats

10.3	Employee Stock Option Award Agreement dated January 21, 2016 between Autobytel Inc. and Jeffrey H. Coats

10.4	Amendment No. 1 to Amended and Restated Letter Agreement dated January 22, 2016, between Autobytel Inc. and William Ferriolo